UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report
to Shareholders

Deutsche S&P 500 Index Fund

Contents

Deutsche S&P 500
Index Fund

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

12 Statement of Assets and Liabilities

13 Statement of Operations

15 Statement of Changes in Net Assets

16 Financial Highlights

20 Notes to Financial Statements

27 Report of Independent Registered Public Accounting Firm

28 Information About Your Fund's Expenses

29 Tax Information

Deutsche Equity 500 Index Portfolio

39 Investment Portfolio

56 Statement of Assets and Liabilities

57 Statement of Operations

58 Statement of Changes in Net Assets

59 Financial Highlights

60 Notes to Financial Statements

67 Report of Independent Registered Public Accounting Firm

68 Advisory Agreement Board Considerations and Fee Evaluation

73 Board Members and Officers

78 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund’s performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Objective

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500® Composite Stock Price Index (S&P 500 Index).

Deutsche S&P 500 Index Fund returned 0.82% during 2015. Since the fund’s investment strategy is to replicate the performance of the Standard & Poor’s 500® (S&P 500) Index, the fund’s return is normally close to the return of the index. The S&P 500 Index returned 1.38% for the one-year period ending December 31, 2015. The difference in return is typically driven by transaction costs and fund expenses.

As the nearly flat return of the index would indicate, stocks encountered a mixed environment in 2015. On the plus side, stock-market performance was helped by the relative strength of the U.S. economy. The domestic economy continued to experience a modest expansion, highlighted by strength in employment, the housing and auto markets, and consumer spending. In contrast, the world’s other major developed markets struggled to produce positive growth. Investors gravitated to companies in a position to benefit from positive domestic economic conditions, which helped support the performance of U.S. equities.

Despite these positives, stocks faced increased headwinds during the second half of the year as it became increasingly evident that growth outside of the United States was waning. In particular, China’s economy — while strong compared to the rest of the world — continued to slow. This trend had a broad-based impact on the global markets, as it fueled a decline in commodity prices and resulted in slower growth throughout the emerging markets. It also prompted China’s central bank to devalue the nation’s currency, the yuan, which led to weakness throughout the global financial markets during August and September. Stocks were further pressured by the strength of the U.S. dollar, which depressed profits for companies that earn a large percentage of their revenues outside of the United States. Not least, the persistent uncertainty regarding the timing of the U.S. Federal Reserve Board's (the Fed) first interest rate hike — which ultimately occurred in December — proved to be negative factor for investor sentiment.

Positive Contributors to Fund Performance

One of the most notable characteristics of 2015 market performance was that leadership came from a relatively small group of winners. Among these were the four stocks that came to be known by the acronym "FANG": Facebook, Inc., Amazon.com, Inc., Netflix, Inc. and Google, Inc. (which changed its name to Alphabet Inc. during the year). All four stocks produced returns well in excess of the broader market, as investors gravitated to stocks seen as having the ability to deliver the most reliable earnings growth. The FANG stocks were a key factor in the S&P 500’s gain during 2015, obscuring the fact that nearly half of the stocks in the index finished the year with a negative total return.

"One of the most notable characteristics of 2015 market performance was that leadership came from a relatively small group of winners."

On a sector basis, the consumer discretionary, health care, consumer staples, information technology and telecommunications services sectors all finished with returns in excess of the index. The consumer discretionary sector gained a boost from the favorable impact of rising wages, falling unemployment and lower energy prices on consumer spending, helping the shares of companies such as Home Depot, Inc., and Starbucks Corp. In health care, meanwhile, the gains were broad-based, with strength among insurance, medical device, biotechnology and pharmaceutical stocks. At a time of slow global growth, investors were attracted to the health care sector’s combination of defensive qualities and above-average earnings potential.

Negative Contributors to Fund Performance

On the other end of the spectrum, energy was by far the worst-performing sector in the S&P 500 Index during 2015. The prices of oil and gas fell sharply, depressing profits and leading to questions about the long-term viability of many of the sector’s smaller players. Even large-cap stocks were not immune, as integrated giants such as Exxon Mobil Corp., Chevron Corp. and ConocoPhillips all finished with double-digit losses. On the plus side, refining stocks such as Valero Energy Corp. and Phillips 66 outpaced the broader sector by a wide margin. In contrast to larger producers or exploration and production companies, refiners’ profit margins typically expand during periods of lower energy prices, since oil represents their largest input cost.

The downturn in oil was accompanied by weakness across the commodities complex, causing the materials sector to finish as the second-worst sector performer in 2015. The majority of the stocks in the materials group suffered a loss during the year, with notable weakness occurring among mining companies and fertilizer producers. The mining company Freeport-McMoRan, Inc., which also has exposure to energy prices, was the leading detractor in the group.

The utilities, industrials and financial sectors also closed the year behind the broader S&P 500 Index. Utilities stocks were pressured by the prospect of rising interest rates, while industrials were impacted by the underperformance of the many companies that derive a large portion of their sales from the energy and mining sectors.

Ten Largest Equity Holdings at December 31, 2015 (17.3% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communications devices	3.2%
2. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	2.4%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	1.8%
4. General Electric Co. Diversified technology, media and financial services company	1.6%
5. Johnson & Johnson Provider of health care products	1.6%
6. Amazon.com, Inc. Online retailer, sells books, music and videotapes	1.4%
7. Wells Fargo & Co. Diversified financial services company	1.4%
8. Berkshire Hathaway, Inc. Holding company of insurance business and a variety of other businesses	1.3%
9. JPMorgan Chase & Co. Provider of global financial services	1.3%
10. Facebook, Inc. Operates a social networking website	1.3%

Portfolio holdings and characteristics are subject to change.

Deutsche S&P 500 Index Fund (the "Fund") is a feeder fund that invests substantially all of its assets in a "master portfolio," the Deutsche Equity 500 Index Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2015 are based on the holdings of Deutsche Equity 500 Index Portfolio.

For more complete details about the fund's investment portfolio, see page 39. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 78 for contact information.

Among individual stocks, the leading detractors for the year included Kinder Morgan, Inc., which was forced to cut its dividend due to the decline in energy prices, QUALCOMM, Inc.; and Wal-Mart Stores, Inc.

Outlook and Positioning

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder. Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Performance Summary December 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	0.82%	11.85%	6.64%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–3.72%	10.83%	6.15%
S&P 500® Index†	1.38%	12.57%	7.31%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	0.05%	11.02%	5.85%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.86%	10.89%	5.85%
S&P 500® Index†	1.38%	12.57%	7.31%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	0.10%	11.08%	5.88%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.10%	11.08%	5.88%
S&P 500® Index†	1.38%	12.57%	7.31%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
No Sales Charges	1.09%	12.18%	6.96%
S&P 500® Index†	1.38%	12.57%	7.31%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.65%, 1.39%, 1.33% and 0.34% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche S&P 500 Index Fund — Class A ■ S&P 500 Index†

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.

	Class A	Class B	Class C	Class S
Net Asset Value
12/31/15	$ 25.20	$ 25.16	$ 25.15	$ 25.25
12/31/14	$ 25.99	$ 25.96	$ 25.95	$ 26.05
Distribution Information as of 12/31/15
Income Dividends, Twelve Months	$ .27	$ .09	$ .10	$ .35
Capital Gain Distributions, Twelve Months	$ .73	$ .73	$ .73	$ .73

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investment in the Deutsche Equity 500 Index Portfolio, at value	$ 892,749,833
Receivable for Fund shares sold	1,745,182
Other assets	10,843
Total assets	894,505,858
Liabilities
Payable for Fund shares redeemed	1,917,459
Accrued Trustees' fees	1,933
Other accrued expenses and payables	616,385
Total liabilities	2,535,777
Net assets, at value	$ 891,970,081
Net Assets Consist of
Undistributed net investment income	17,111
Net unrealized appreciation (depreciation)	283,725,236
Accumulated net realized gain (loss)	1,337,191
Paid-in capital	606,890,543
Net assets, at value	$ 891,970,081
Net Asset Value
Class A Net Asset Value and redemption price per share ($218,880,049 ÷ 8,687,402 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.20
Maximum offering price per share (100 ÷ 95.50 of $25.20)	$ 26.39

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($168,487 ÷ 6,697 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.16

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($58,114,356 ÷ 2,310,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.15
Class S Net Asset Value, offering and redemption price per share ($614,807,189 ÷ 24,348,445 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income and expenses allocated from Deutsche Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $62,573)	$ 19,290,421
Interest	757
Income distributions — Central Cash Management Fund	16,351
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	145,234
Expenses	(896,202)
Net investment income allocated from Deutsche Equity 500 Index Portfolio	18,556,561
Expenses: Administration fee	923,616
Services to shareholders	1,283,227
Distribution and service fees	1,098,334
Professional fees	47,420
Reports to shareholders	54,736
Registration fees	64,760
Trustees' fees and expenses	6,053
Other	7,255
Total expenses before expense reductions	3,485,401
Expense reductions	(180)
Total expenses after expense reductions	3,485,221
Net investment income (loss)	15,071,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche Equity 500 Index Portfolio: Investments	40,509,540
Futures	1,233,554
41,743,094
Change in net unrealized appreciation (depreciation) allocated from Deutsche Equity 500 Index Portfolio on: Investments	(48,351,093)
Futures	(111,657)
(48,462,750)
Net gain (loss)	(6,719,656)
Net increase (decrease) in net assets resulting from operations	$ 8,351,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 15,071,340	$ 14,108,960
Net realized gain (loss)	41,743,094	77,668,980
Change in net unrealized appreciation (depreciation)	(48,462,750)	19,721,519
Net increase (decrease) in net assets resulting from operations	8,351,684	111,499,459
Distributions to shareholders from: Net investment income: Class A	(2,331,864)	(3,351,764)
Class B	(1,664)	(9,101)
Class C	(209,808)	(372,548)
Class S	(8,706,056)	(11,134,431)
Realized gains: Class A	(6,171,077)	(10,572,391)
Class B	(7,461)	(51,401)
Class C	(1,604,958)	(2,253,238)
Class S	(17,528,211)	(28,941,979)
Total distributions	(36,561,099)	(56,686,853)
Fund share transactions: Proceeds from shares sold	138,575,605	145,890,647
Reinvestment of distributions	35,015,368	54,447,927
Payment for shares redeemed	(188,905,365)	(199,853,142)
Net increase (decrease) in net assets from Fund share transactions	(15,314,392)	485,432
Increase (decrease) in net assets	(43,523,807)	55,298,038
Net assets at beginning of period	935,493,888	880,195,850
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $17,111 and $3,806, respectively)	$ 891,970,081	$ 935,493,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 25.99	$ 24.50	$ 18.89	$ 16.67	$ 16.67
Income (loss) from investment operations: Net investment income[a]	.38	.36	.31	.32	.24
Net realized and unrealized gain (loss)	(.17)	2.73	5.59	2.23	.00*
Total from investment operations	.21	3.09	5.90	2.55	.24
Less distributions from: Net investment income	(.27)	(.38)	(.29)	(.31)	(.24)
Net realized gains	(.73)	(1.22)	—	(.02)	—
Total distributions	(1.00)	(1.60)	(.29)	(.33)	(.24)
Net asset value, end of period	$ 25.20	$ 25.99	$ 24.50	$ 18.89	$ 16.67
Total Return (%)[b]	.82	12.91[c]	31.45	15.29[c]	1.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	233	233	203	110
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.64	.65	.67	.68	.71
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.64	.65	.67	.67	.67
Ratio of net investment income (%)	1.47	1.40	1.44	1.73	1.43

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 25.96	$ 24.48	$ 18.87	$ 16.65	$ 16.64
Income (loss) from investment operations: Net investment income[a]	.17	.17	.15	.18	.12
Net realized and unrealized gain (loss)	(.15)	2.72	5.59	2.23	.01
Total from investment operations	.02	2.89	5.74	2.41	.13
Less distributions from: Net investment income	(.09)	(.19)	(.13)	(.17)	(.12)
Net realized gains	(.73)	(1.22)	—	(.02)	—
Total distributions	(.82)	(1.41)	(.13)	(.19)	(.12)
Net asset value, end of period	$ 25.16	$ 25.96	$ 24.48	$ 18.87	$ 16.65
Total Return (%)[b]	.05[c]	12.04	30.50	14.45	.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	1	2	2	1
Ratio of expenses before expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.43	1.39	1.40	1.42	1.40
Ratio of expenses after expense reductions, including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.40	1.39	1.40	1.42	1.40
Ratio of net investment income (%)	.65	.65	.71	.96	.69
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 25.95	$ 24.47	$ 18.86	$ 16.64	$ 16.64
Income (loss) from investment operations: Net investment income[a]	.21	.18	.17	.19	.12
Net realized and unrealized gain (loss)	(.18)	2.73	5.59	2.23	.00*
Total from investment operations	.03	2.91	5.76	2.42	.12
Less distributions from: Net investment income	(.10)	(.21)	(.15)	(.18)	(.12)
Net realized gains	(.73)	(1.22)	—	(.02)	—
Total distributions	(.83)	(1.43)	(.15)	(.20)	(.12)
Net asset value, end of period	$ 25.15	$ 25.95	$ 24.47	$ 18.86	$ 16.64
Total Return (%)[b]	.10	12.13	30.61	14.51	.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	51	44	25	12
Ratio of expenses including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	1.32	1.33	1.34	1.35	1.40
Ratio of net investment income (%)	.79	.72	.78	1.06	.70
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class S	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 26.05	$ 24.56	$ 18.93	$ 16.70	$ 16.70
Income (loss) from investment operations: Net investment income[a]	.46	.44	.38	.36	.29
Net realized and unrealized gain (loss)	(.18)	2.73	5.61	2.25	.00*
Total from investment operations	.28	3.17	5.99	2.61	.29
Less distributions from: Net investment income	(.35)	(.46)	(.36)	(.36)	(.29)
Net realized gains	(.73)	(1.22)	—	(.02)	—
Total distributions	(1.08)	(1.68)	(.36)	(.38)	(.29)
Net asset value, end of period	$ 25.25	$ 26.05	$ 24.56	$ 18.93	$ 16.70
Total Return (%)	1.09	13.25	31.89	15.65	1.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	615	651	602	485	408
Ratio of expenses including expenses allocated from Deutsche Equity 500 Index Portfolio (%)	.34	.34	.36	.38	.39
Ratio of net investment income (%)	1.76	1.70	1.76	1.97	1.71
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

D. Organization and Significant Accounting Policies

Deutsche Equity 500 Index Fund (the "Fund") is a diversified series of Deutsche Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2015, the Fund owned approximately 49% of the Portfolio.

The Fund offers two classes of shares: Institutional Class and Class S. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed net long-term capital gains	$ 4,811,955

At December 31, 2015, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 17,982,384	$ 20,655,835
Distributions from long-term capital gains	$ 52,122,754	$ 27,551,949

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

E. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.05% of the Fund's average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class S	.30%
Institutional Class	.25%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class S	$ 199,382
Institutional Class	95,574
$ 294,956

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $929,036, of which $74,420 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DSC was as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class S	$ 40,467	$ 6,764
Institutional Class	24,526	4,028
	$ 64,993	$ 10,792

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,765, of which $9,177 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	614,858	$ 135,648,899	538,985	$ 117,087,140
Institutional Class	321,542	70,641,962	545,532	118,512,687
		$ 206,290,861		$ 235,599,827
Shares issued to shareholders in reinvestment of distributions
Class S	166,820	$ 35,216,503	95,235	$ 20,379,764
Institutional Class	117,958	25,260,082	96,372	20,832,951
		$ 60,476,585		$ 41,212,715
Shares redeemed
Class S	(612,452)	$ (133,944,461)	(751,925)	$ (163,622,901)
Institutional Class	(862,662)	(193,660,646)	(1,591,902)	(348,542,316)
		$ (327,605,107)		$ (512,165,217)
Net increase (decrease)
Class S	169,226	$ 36,920,941	(117,705)	$ (26,155,997)
Institutional Class	(423,162)	(97,758,602)	(949,998)	(209,196,678)
		$ (60,837,661)		$ (235,352,675)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Institutional Funds and Shareholders of Deutsche Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Equity 500 Index Fund (the "Fund") at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015 (Unaudited)
Actual Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,000.80	$ 1,001.00
Expenses Paid per $1,000**	$ 1.51	$ 1.26
Hypothetical 5% Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,023.69	$ 1,023.95
Expenses Paid per $1,000**	$ 1.53	$ 1.28

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class S	Institutional Class
Deutsche Equity 500 Index Fund	.30%	.25%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $9.90 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $62,628,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders, 47% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $15,121,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 728-3337.

(The following financial statements of the Deutsche Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2015

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 12.7%
Auto Components 0.4%
BorgWarner, Inc.	21,634	935,238
Delphi Automotive PLC	27,199	2,331,770
Goodyear Tire & Rubber Co.	26,007	849,649
Johnson Controls, Inc. (a)	62,629	2,473,219
		6,589,876
Automobiles 0.6%
Ford Motor Co.	376,526	5,305,252
General Motors Co.	136,325	4,636,413
Harley-Davidson, Inc. (a)	18,387	834,586
		10,776,251
Distributors 0.1%
Genuine Parts Co. (a)	14,507	1,246,006
Diversified Consumer Services 0.0%
H&R Block, Inc. (a)	23,116	769,994
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	44,331	2,415,153
Chipotle Mexican Grill, Inc.* (a)	2,981	1,430,433
Darden Restaurants, Inc.	11,152	709,713
Marriott International, Inc. "A" (a)	18,292	1,226,296
McDonald's Corp.	88,664	10,474,765
Royal Caribbean Cruises Ltd. (a)	16,383	1,658,123
Starbucks Corp.	143,483	8,613,285
Starwood Hotels & Resorts Worldwide, Inc.	16,244	1,125,384
Wyndham Worldwide Corp. (a)	11,469	833,223
Wynn Resorts Ltd. (a)	7,619	527,159
Yum! Brands, Inc.	41,322	3,018,572
		32,032,106
Household Durables 0.4%
D.R. Horton, Inc.	32,375	1,036,971
Garmin Ltd.	11,357	422,140
Harman International Industries, Inc.	6,782	638,932
Leggett & Platt, Inc.	12,776	536,848
Lennar Corp. "A" (a)	16,953	829,171
Mohawk Industries, Inc.*	6,148	1,164,370
Newell Rubbermaid, Inc. (a)	25,425	1,120,734
PulteGroup, Inc.	31,186	555,734
Whirlpool Corp.	7,653	1,123,996
		7,428,896
Internet & Catalog Retail 2.2%
Amazon.com, Inc.*	37,072	25,056,594
Expedia, Inc.	11,221	1,394,770
Netflix, Inc.* (a)	41,221	4,714,858
The Priceline Group, Inc.*	4,806	6,127,410
TripAdvisor, Inc.*	10,662	908,936
		38,202,568
Leisure Products 0.1%
Hasbro, Inc. (a)	10,877	732,675
Mattel, Inc. (a)	32,560	884,655
		1,617,330
Media 3.0%
Cablevision Systems Corp. (New York Group) "A"	21,169	675,291
CBS Corp. "B"	41,470	1,954,481
Comcast Corp. "A"	235,409	13,284,130
Discovery Communications, Inc. "A"* (a)	13,726	366,210
Discovery Communications, Inc. "C"*	24,331	613,628
Interpublic Group of Companies, Inc.	38,935	906,407
News Corp. "A" (a)	37,001	494,333
News Corp. "B" (a)	10,214	142,587
Omnicom Group, Inc. (a)	23,320	1,764,391
Scripps Networks Interactive "A" (a)	9,313	514,171
TEGNA, Inc.	21,366	545,260
Time Warner Cable, Inc.	27,402	5,085,537
Time Warner, Inc.	77,169	4,990,519
Twenty-First Century Fox, Inc. "A"	113,186	3,074,132
Twenty-First Century Fox, Inc. "B"	42,169	1,148,262
Viacom, Inc. "B"	33,130	1,363,631
Walt Disney Co. (a)	146,723	15,417,653
		52,340,623
Multiline Retail 0.6%
Dollar General Corp.	28,233	2,029,106
Dollar Tree, Inc.*	22,870	1,766,021
Kohl's Corp.	17,802	847,909
Macy's, Inc.	30,396	1,063,252
Nordstrom, Inc. (a)	13,055	650,270
Target Corp.	59,536	4,322,909
		10,679,467
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,069	1,063,955
AutoNation, Inc.*	7,003	417,799
AutoZone, Inc.*	2,955	2,192,344
Bed Bath & Beyond, Inc.* (a)	16,083	776,005
Best Buy Co., Inc.	28,816	877,447
CarMax, Inc.* (a)	19,870	1,072,384
GameStop Corp. "A" (a)	10,462	293,354
Home Depot, Inc.	122,354	16,181,317
L Brands, Inc. (a)	24,604	2,357,555
Lowe's Companies, Inc.	88,082	6,697,755
O'Reilly Automotive, Inc.*	9,529	2,414,839
Ross Stores, Inc.	38,839	2,089,927
Signet Jewelers Ltd.	7,693	951,547
Staples, Inc.	60,501	572,944
The Gap, Inc. (a)	21,518	531,495
Tiffany & Co. (a)	10,930	833,850
TJX Companies, Inc.	64,607	4,581,282
Tractor Supply Co.	12,784	1,093,032
Urban Outfitters, Inc.*	8,353	190,031
		45,188,862
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	26,396	863,941
Fossil Group, Inc.* (a)	4,250	155,380
Hanesbrands, Inc.	37,507	1,103,831
Michael Kors Holdings Ltd.*	17,791	712,707
NIKE, Inc. "B"	130,472	8,154,500
PVH Corp.	8,067	594,135
Ralph Lauren Corp.	5,520	615,370
Under Armour, Inc. "A"* (a)	17,187	1,385,444
VF Corp. (a)	33,162	2,064,334
		15,649,642
Consumer Staples 9.9%
Beverages 2.3%
Brown-Forman Corp. "B"	9,899	982,773
Coca-Cola Co.	377,329	16,210,054
Coca-Cola Enterprises, Inc.	19,944	982,042
Constellation Brands, Inc. "A"	16,790	2,391,568
Dr. Pepper Snapple Group, Inc.	18,290	1,704,628
Molson Coors Brewing Co. "B"	15,072	1,415,562
Monster Beverage Corp.*	14,570	2,170,347
PepsiCo, Inc.	140,397	14,028,468
		39,885,442
Food & Staples Retailing 2.3%
Costco Wholesale Corp. (a)	42,156	6,808,194
CVS Health Corp.	106,818	10,443,596
Kroger Co.	94,156	3,938,545
Sysco Corp. (a)	50,309	2,062,669
Wal-Mart Stores, Inc.	151,215	9,269,479
Walgreens Boots Alliance, Inc.	83,746	7,131,391
Whole Foods Market, Inc. (a)	32,737	1,096,690
		40,750,564
Food Products 1.7%
Archer-Daniels-Midland Co.	57,266	2,100,517
Campbell Soup Co. (a)	17,446	916,787
ConAgra Foods, Inc.	41,931	1,767,811
General Mills, Inc.	57,678	3,325,714
Hormel Foods Corp. (a)	12,943	1,023,532
Kellogg Co. (a)	24,277	1,754,499
Keurig Green Mountain, Inc. (a)	11,024	991,940
Kraft Heinz Co.	57,625	4,192,795
McCormick & Co., Inc. (a)	11,405	975,812
Mead Johnson Nutrition Co.	18,793	1,483,707
Mondelez International, Inc. "A"	153,137	6,866,663
The Hershey Co. (a)	13,782	1,230,319
The JM Smucker Co.	11,712	1,444,558
Tyson Foods, Inc. "A" (a)	28,869	1,539,584
		29,614,238
Household Products 1.9%
Church & Dwight Co., Inc.	12,643	1,073,138
Clorox Co. (a)	12,328	1,563,560
Colgate-Palmolive Co.	86,946	5,792,343
Kimberly-Clark Corp.	34,915	4,444,679
Procter & Gamble Co.	262,263	20,826,305
		33,700,025
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	21,372	1,882,018
Tobacco 1.6%
Altria Group, Inc.	189,178	11,012,051
Philip Morris International, Inc.	149,418	13,135,336
Reynolds American, Inc.	79,476	3,667,818
		27,815,205
Energy 6.4%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	41,649	1,922,101
Cameron International Corp.*	18,587	1,174,698
Diamond Offshore Drilling, Inc. (a)	6,373	134,470
Ensco PLC "A" (a)	23,577	362,850
FMC Technologies, Inc.*	21,584	626,152
Halliburton Co.	82,940	2,823,278
Helmerich & Payne, Inc. (a)	10,523	563,507
National Oilwell Varco, Inc.	36,680	1,228,413
Schlumberger Ltd.	121,841	8,498,410
Transocean Ltd. (a)	31,879	394,662
		17,728,541
Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp.	49,525	2,405,925
Apache Corp.	36,529	1,624,445
Cabot Oil & Gas Corp.	39,012	690,122
Chesapeake Energy Corp. (a)	50,441	226,985
Chevron Corp.	181,336	16,312,987
Cimarex Energy Co.	9,038	807,816
Columbia Pipeline Group, Inc.	37,290	745,800
ConocoPhillips	119,022	5,557,137
CONSOL Energy, Inc. (a)	23,397	184,836
Devon Energy Corp. (a)	36,939	1,182,048
EOG Resources, Inc.	53,174	3,764,188
EQT Corp.	14,882	775,799
Exxon Mobil Corp.	401,269	31,278,919
Hess Corp.	22,721	1,101,514
Kinder Morgan, Inc.	176,271	2,629,963
Marathon Oil Corp.	64,755	815,266
Marathon Petroleum Corp.	51,375	2,663,280
Murphy Oil Corp. (a)	16,165	362,904
Newfield Exploration Co.*	16,061	522,946
Noble Energy, Inc.	41,552	1,368,307
Occidental Petroleum Corp.	73,808	4,990,159
ONEOK, Inc.	19,990	492,953
Phillips 66	45,888	3,753,638
Pioneer Natural Resources Co.	14,293	1,792,056
Range Resources Corp. (a)	16,239	399,642
Southwestern Energy Co.* (a)	36,913	262,451
Spectra Energy Corp.	63,797	1,527,300
Tesoro Corp.	11,512	1,213,020
Valero Energy Corp.	46,402	3,281,085
Williams Companies, Inc.	65,357	1,679,675
		94,413,166
Financials 16.1%
Banks 5.9%
Bank of America Corp.	1,003,281	16,885,219
BB&T Corp.	74,657	2,822,781
Citigroup, Inc.	287,052	14,854,941
Comerica, Inc. (a)	16,536	691,701
Fifth Third Bancorp.	76,761	1,542,896
Huntington Bancshares, Inc. (a)	75,812	838,481
JPMorgan Chase & Co.	355,161	23,451,281
KeyCorp	81,275	1,072,017
M&T Bank Corp.	15,327	1,857,326
People's United Financial, Inc. (a)	30,637	494,788
PNC Financial Services Group, Inc.	48,762	4,647,506
Regions Financial Corp.	124,539	1,195,575
SunTrust Banks, Inc.	49,303	2,112,141
U.S. Bancorp.	158,739	6,773,393
Wells Fargo & Co.	448,712	24,391,984
Zions Bancorp.	20,438	557,957
		104,189,987
Capital Markets 2.1%
Affiliated Managers Group, Inc.*	5,130	819,569
Ameriprise Financial, Inc.	16,916	1,800,201
Bank of New York Mellon Corp.	105,872	4,364,044
BlackRock, Inc.	12,141	4,134,253
Charles Schwab Corp. (a)	115,914	3,817,048
E*TRADE Financial Corp.*	27,806	824,170
Franklin Resources, Inc.	36,558	1,346,066
Invesco Ltd.	40,169	1,344,858
Legg Mason, Inc.	10,662	418,270
Morgan Stanley	145,788	4,637,516
Northern Trust Corp.	20,975	1,512,088
State Street Corp.	39,015	2,589,035
T. Rowe Price Group, Inc.	24,460	1,748,645
The Goldman Sachs Group, Inc.	38,160	6,877,577
		36,233,340
Consumer Finance 0.8%
American Express Co.	80,749	5,616,093
Capital One Financial Corp.	51,315	3,703,917
Discover Financial Services	40,878	2,191,878
Navient Corp.	35,277	403,922
Synchrony Financial*	80,143	2,437,148
		14,352,958
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc. "B"*	180,517	23,835,465
CME Group, Inc. (a)	32,760	2,968,056
Intercontinental Exchange, Inc.	11,449	2,933,921
Leucadia National Corp.	32,868	571,574
McGraw Hill Financial, Inc.	26,070	2,569,981
Moody's Corp. (a)	16,626	1,668,253
Nasdaq, Inc.	10,837	630,388
		35,177,638
Insurance 2.6%
ACE Ltd.	31,396	3,668,623
Aflac, Inc.	41,267	2,471,893
Allstate Corp.	37,427	2,323,842
American International Group, Inc.	119,280	7,391,782
Aon PLC	26,367	2,431,301
Assurant, Inc. (a)	6,384	514,167
Chubb Corp.	21,751	2,885,053
Cincinnati Financial Corp.	14,308	846,604
Hartford Financial Services Group, Inc.	39,437	1,713,932
Lincoln National Corp.	23,910	1,201,717
Loews Corp.	26,957	1,035,149
Marsh & McLennan Companies, Inc.	49,957	2,770,116
MetLife, Inc.	106,984	5,157,699
Principal Financial Group, Inc.	26,133	1,175,462
Progressive Corp. (a)	56,135	1,785,093
Prudential Financial, Inc.	43,176	3,514,958
The Travelers Companies, Inc.	29,456	3,324,404
Torchmark Corp.	11,410	652,196
Unum Group	23,364	777,787
XL Group PLC	28,234	1,106,208
		46,747,986
Real Estate Investment Trusts 2.6%
American Tower Corp. (REIT)	41,099	3,984,548
Apartment Investment & Management Co. "A" (REIT)	14,778	591,563
AvalonBay Communities, Inc. (REIT)	13,255	2,440,643
Boston Properties, Inc. (REIT)	14,687	1,873,180
Crown Castle International Corp. (REIT)	32,039	2,769,772
Equinix, Inc. (REIT)	5,993	1,812,283
Equity Residential (REIT)	35,007	2,856,221
Essex Property Trust, Inc. (REIT)	6,419	1,536,773
General Growth Properties, Inc. (REIT)	55,954	1,522,508
HCP, Inc. (REIT)	45,194	1,728,219
Host Hotels & Resorts, Inc. (REIT) (a)	72,810	1,116,905
Iron Mountain, Inc. (REIT)	18,351	495,661
Kimco Realty Corp. (REIT)	39,207	1,037,417
Plum Creek Timber Co., Inc. (REIT)	16,638	793,965
Prologis, Inc. (REIT)	50,487	2,166,902
Public Storage (REIT)	14,165	3,508,671
Realty Income Corp. (REIT) (a)	24,447	1,262,199
Simon Property Group, Inc. (REIT)	29,759	5,786,340
SL Green Realty Corp. (REIT)	9,547	1,078,620
The Macerich Co. (REIT)	13,231	1,067,609
Ventas, Inc. (REIT)	31,831	1,796,223
Vornado Realty Trust (REIT)	17,112	1,710,516
Welltower, Inc. (REIT)	34,445	2,343,293
Weyerhaeuser Co. (REIT)	49,355	1,479,663
		46,759,694
Real Estate Management & Development 0.1%
CBRE Group, Inc. "A"*	28,419	982,729
Health Care 14.8%
Biotechnology 3.6%
AbbVie, Inc.	157,685	9,341,259
Alexion Pharmaceuticals, Inc.*	21,672	4,133,934
Amgen, Inc.	72,673	11,797,008
Baxalta, Inc.	51,808	2,022,066
Biogen, Inc.* (a)	21,511	6,589,895
Celgene Corp.*	75,769	9,074,096
Gilead Sciences, Inc.	139,057	14,071,178
Regeneron Pharmaceuticals, Inc.*	7,500	4,071,525
Vertex Pharmaceuticals, Inc.*	23,810	2,996,012
		64,096,973
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	143,955	6,465,019
Baxter International, Inc.	53,038	2,023,400
Becton, Dickinson & Co.	20,438	3,149,291
Boston Scientific Corp.*	128,740	2,373,966
C.R. Bard, Inc.	7,095	1,344,077
DENTSPLY International, Inc. (a)	13,516	822,449
Edwards Lifesciences Corp.*	20,874	1,648,628
Intuitive Surgical, Inc.* (a)	3,626	1,980,376
Medtronic PLC	135,518	10,424,044
St. Jude Medical, Inc.	26,955	1,665,010
Stryker Corp. (a)	30,284	2,814,595
Varian Medical Systems, Inc.* (a)	9,174	741,259
Zimmer Biomet Holdings, Inc. (a)	16,608	1,703,815
		37,155,929
Health Care Providers & Services 2.7%
Aetna, Inc. (a)	33,807	3,655,213
AmerisourceBergen Corp. (a)	18,914	1,961,571
Anthem, Inc.	25,057	3,493,948
Cardinal Health, Inc.	31,867	2,844,767
CIGNA Corp.	24,979	3,655,177
DaVita HealthCare Partners, Inc.*	16,284	1,135,158
Express Scripts Holding Co.*	65,264	5,704,726
HCA Holdings, Inc.* (a)	29,945	2,025,180
Henry Schein, Inc.* (a)	7,901	1,249,859
Humana, Inc.	14,194	2,533,771
Laboratory Corp. of America Holdings*	9,697	1,198,937
McKesson Corp.	22,268	4,391,918
Patterson Companies, Inc.	8,228	371,988
Quest Diagnostics, Inc.	13,518	961,671
Tenet Healthcare Corp.* (a)	9,679	293,274
UnitedHealth Group, Inc.	91,899	10,810,998
Universal Health Services, Inc. "B"	8,954	1,069,913
		47,358,069
Health Care Technology 0.1%
Cerner Corp.* (a)	29,447	1,771,826
Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	31,408	1,313,169
Illumina, Inc.* (a)	14,121	2,710,455
PerkinElmer, Inc.	11,044	591,627
Thermo Fisher Scientific, Inc.	38,566	5,470,587
Waters Corp.* (a)	7,722	1,039,227
		11,125,065
Pharmaceuticals 5.7%
Allergan PLC*	38,004	11,876,250
Bristol-Myers Squibb Co.	160,953	11,071,957
Eli Lilly & Co. (a)	94,150	7,933,079
Endo International PLC*	20,375	1,247,357
Johnson & Johnson	266,862	27,412,065
Mallinckrodt PLC*	10,993	820,407
Merck & Co., Inc.	269,145	14,216,239
Mylan NV*	40,030	2,164,422
Perrigo Co. PLC	14,011	2,027,392
Pfizer, Inc. (a)	595,363	19,218,318
Zoetis, Inc.	43,964	2,106,755
		100,094,241
Industrials 9.8%
Aerospace & Defense 2.7%
Boeing Co.	60,758	8,784,999
General Dynamics Corp.	28,742	3,948,001
Honeywell International, Inc.	74,370	7,702,501
L-3 Communications Holdings, Inc.	7,588	906,842
Lockheed Martin Corp.	25,403	5,516,261
Northrop Grumman Corp.	17,642	3,330,986
Precision Castparts Corp.	13,176	3,056,964
Raytheon Co.	29,086	3,622,080
Rockwell Collins, Inc.	12,586	1,161,688
Textron, Inc. (a)	26,452	1,111,249
United Technologies Corp.	79,377	7,625,748
		46,767,319
Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc. (a)	13,631	845,395
Expeditors International of Washington, Inc. (a)	18,196	820,640
FedEx Corp.	25,460	3,793,285
United Parcel Service, Inc. "B"	66,892	6,437,017
		11,896,337
Airlines 0.6%
American Airlines Group, Inc.	60,423	2,558,914
Delta Air Lines, Inc.	76,208	3,862,984
Southwest Airlines Co.	62,221	2,679,236
United Continental Holdings, Inc.*	36,194	2,073,916
		11,175,050
Building Products 0.1%
Allegion PLC	9,210	607,123
Masco Corp.	32,795	928,099
		1,535,222
Commercial Services & Supplies 0.4%
ADT Corp. (a)	16,085	530,483
Cintas Corp.	8,645	787,127
Pitney Bowes, Inc.	18,051	372,753
Republic Services, Inc.	23,441	1,031,170
Stericycle, Inc.* (a)	8,209	990,005
Tyco International PLC	40,099	1,278,757
Waste Management, Inc.	40,142	2,142,379
		7,132,674
Construction & Engineering 0.1%
Fluor Corp. (a)	13,961	659,238
Jacobs Engineering Group, Inc.*	11,370	476,972
Quanta Services, Inc.*	15,613	316,163
		1,452,373
Electrical Equipment 0.4%
AMETEK, Inc. (a)	23,164	1,241,359
Eaton Corp. PLC	44,775	2,330,091
Emerson Electric Co.	62,920	3,009,463
Rockwell Automation, Inc. (a)	12,767	1,310,022
		7,890,935
Industrial Conglomerates 2.5%
3M Co.	59,368	8,943,196
Danaher Corp.	57,492	5,339,857
General Electric Co. (a)	909,792	28,340,021
Roper Technologies, Inc. (a)	9,636	1,828,816
		44,451,890
Machinery 1.1%
Caterpillar, Inc. (a)	55,966	3,803,449
Cummins, Inc.	15,795	1,390,118
Deere & Co. (a)	29,833	2,275,363
Dover Corp.	15,238	934,242
Flowserve Corp.	12,810	539,045
Illinois Tool Works, Inc.	31,551	2,924,147
Ingersoll-Rand PLC	25,416	1,405,251
PACCAR, Inc.	33,822	1,603,163
Parker-Hannifin Corp. (a)	12,961	1,256,958
Pentair PLC	17,620	872,718
Snap-on, Inc.	5,542	950,065
Stanley Black & Decker, Inc.	14,580	1,556,123
Xylem, Inc.	17,202	627,873
		20,138,515
Professional Services 0.3%
Dun & Bradstreet Corp.	3,616	375,811
Equifax, Inc.	11,257	1,253,692
Nielsen Holdings PLC (a)	35,530	1,655,698
Robert Half International, Inc.	13,175	621,069
Verisk Analytics, Inc.* (a)	15,145	1,164,348
		5,070,618
Road & Rail 0.7%
CSX Corp.	93,977	2,438,703
J.B. Hunt Transport Services, Inc.	8,612	631,776
Kansas City Southern	10,215	762,754
Norfolk Southern Corp.	28,742	2,431,286
Ryder System, Inc.	5,332	303,017
Union Pacific Corp.	82,473	6,449,389
		13,016,925
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	28,296	1,155,043
United Rentals, Inc.* (a)	9,126	662,000
W.W. Grainger, Inc. (a)	5,533	1,120,930
		2,937,973
Information Technology 20.2%
Communications Equipment 1.4%
Cisco Systems, Inc. (a)	489,257	13,285,774
F5 Networks, Inc.*	6,859	665,049
Harris Corp.	11,890	1,033,241
Juniper Networks, Inc.	34,207	944,113
Motorola Solutions, Inc.	15,681	1,073,365
QUALCOMM, Inc.	144,909	7,243,276
		24,244,818
Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. "A"	29,562	1,544,023
Corning, Inc. (a)	113,882	2,081,763
FLIR Systems, Inc.	13,961	391,885
TE Connectivity Ltd.	37,183	2,402,394
		6,420,065
Internet Software & Services 4.2%
Akamai Technologies, Inc.*	17,333	912,236
Alphabet, Inc. "A"* (a)	28,091	21,855,079
Alphabet, Inc. "C"*	28,651	21,742,671
eBay, Inc.*	105,863	2,909,115
Facebook, Inc. "A"*	218,941	22,914,365
VeriSign, Inc.* (a)	9,676	845,295
Yahoo!, Inc.*	84,287	2,803,386
		73,982,147
IT Services 3.6%
Accenture PLC "A"	60,270	6,298,215
Alliance Data Systems Corp.*	5,865	1,622,083
Automatic Data Processing, Inc.	44,628	3,780,884
Cognizant Technology Solutions Corp. "A"*	58,404	3,505,408
CSRA, Inc.	13,052	391,560
Fidelity National Information Services, Inc.	26,963	1,633,958
Fiserv, Inc.*	21,896	2,002,608
International Business Machines Corp.	86,030	11,839,449
MasterCard, Inc. "A"	95,675	9,314,918
Paychex, Inc. (a)	31,254	1,653,024
PayPal Holdings, Inc.*	107,458	3,889,980
Teradata Corp.* (a)	12,579	332,337
Total System Services, Inc.	16,433	818,364
Visa, Inc. "A"	187,626	14,550,396
Western Union Co. (a)	48,707	872,342
Xerox Corp.	91,235	969,828
		63,475,354
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc.	30,005	1,659,877
Applied Materials, Inc.	110,293	2,059,170
Avago Technologies Ltd.	25,250	3,665,037
Broadcom Corp. "A"	54,285	3,138,759
First Solar, Inc.* (a)	7,647	504,626
Intel Corp.	455,503	15,692,078
KLA-Tencor Corp.	15,312	1,061,887
Lam Research Corp.	15,272	1,212,902
Linear Technology Corp. (a)	22,823	969,293
Microchip Technology, Inc. (a)	19,396	902,690
Micron Technology, Inc.*	104,452	1,479,040
NVIDIA Corp. (a)	48,886	1,611,283
Qorvo, Inc.* (a)	13,546	689,491
Skyworks Solutions, Inc. (a)	18,706	1,437,182
Texas Instruments, Inc.	97,589	5,348,853
Xilinx, Inc.	25,103	1,179,088
		42,611,256
Software 4.3%
Activision Blizzard, Inc.	48,183	1,865,164
Adobe Systems, Inc.*	48,145	4,522,741
Autodesk, Inc.*	21,540	1,312,432
CA, Inc.	30,478	870,452
Citrix Systems, Inc.*	14,807	1,120,150
Electronic Arts, Inc.*	29,861	2,052,048
Intuit, Inc.	25,490	2,459,785
Microsoft Corp.	770,230	42,732,360
Oracle Corp. (a)	308,773	11,279,478
Red Hat, Inc.*	17,369	1,438,327
salesforce.com, Inc.*	60,285	4,726,344
Symantec Corp.	64,332	1,350,972
		75,730,253
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	537,568	56,584,408
EMC Corp.	186,948	4,800,824
Hewlett Packard Enterprise Co. (a)	173,240	2,633,248
HP, Inc.	173,117	2,049,705
NetApp, Inc.	27,800	737,534
SanDisk Corp.	19,402	1,474,358
Seagate Technology PLC (a)	28,454	1,043,124
Western Digital Corp.	22,645	1,359,832
		70,683,033
Materials 2.7%
Chemicals 2.1%
Air Products & Chemicals, Inc. (a)	18,524	2,410,158
Airgas, Inc.	6,336	876,396
CF Industries Holdings, Inc.	22,666	924,999
Dow Chemical Co.	108,353	5,578,012
E.I. du Pont de Nemours & Co. (a)	84,481	5,626,435
Eastman Chemical Co.	14,110	952,566
Ecolab, Inc.	25,802	2,951,233
FMC Corp. (a)	12,437	486,660
International Flavors & Fragrances, Inc.	7,802	933,431
LyondellBasell Industries NV "A"	34,618	3,008,304
Monsanto Co. (a)	42,612	4,198,134
PPG Industries, Inc.	25,929	2,562,304
Praxair, Inc. (a)	27,409	2,806,682
The Mosaic Co.	32,929	908,511
The Sherwin-Williams Co.	7,585	1,969,066
		36,192,891
Construction Materials 0.1%
Martin Marietta Materials, Inc. (a)	6,497	887,360
Vulcan Materials Co.	12,679	1,204,125
		2,091,485
Containers & Packaging 0.3%
Avery Dennison Corp.	8,677	543,701
Ball Corp.	13,349	970,873
International Paper Co.	39,912	1,504,682
Owens-Illinois, Inc.*	16,374	285,235
Sealed Air Corp.	18,892	842,583
WestRock Co.	24,989	1,139,998
		5,287,072
Metals & Mining 0.2%
Alcoa, Inc. (a)	125,289	1,236,602
Freeport-McMoRan, Inc. (a)	114,359	774,210
Newmont Mining Corp.	50,735	912,723
Nucor Corp. (a)	30,900	1,245,270
		4,168,805
Telecommunication Services 2.4%
Diversified Telecommunication Services
AT&T, Inc.	592,784	20,397,698
CenturyLink, Inc.	53,591	1,348,350
Frontier Communications Corp. (a)	115,884	541,178
Level 3 Communications, Inc.*	28,151	1,530,288
Verizon Communications, Inc.	392,022	18,119,257
		41,936,771
Utilities 2.9%
Electric Utilities 1.7%
American Electric Power Co., Inc.	47,056	2,741,953
Duke Energy Corp. (a)	66,590	4,753,860
Edison International	31,200	1,847,352
Entergy Corp.	17,416	1,190,558
Eversource Energy	30,370	1,550,996
Exelon Corp. (a)	88,131	2,447,398
FirstEnergy Corp.	41,209	1,307,562
NextEra Energy, Inc.	44,607	4,634,221
Pepco Holdings, Inc.	23,926	622,315
Pinnacle West Capital Corp.	10,519	678,265
PPL Corp.	65,549	2,237,187
Southern Co.	88,292	4,131,183
Xcel Energy, Inc.	48,558	1,743,718
		29,886,568
Gas Utilities 0.0%
AGL Resources, Inc.	11,387	726,604
Independent Power & Renewable Eletricity Producers 0.1%
AES Corp.	65,044	622,471
NRG Energy, Inc.	31,580	371,697
		994,168
Multi-Utilities 1.1%
Ameren Corp. (a)	23,680	1,023,686
CenterPoint Energy, Inc.	40,838	749,786
CMS Energy Corp.	26,436	953,811
Consolidated Edison, Inc.	28,066	1,803,802
Dominion Resources, Inc.	57,803	3,909,795
DTE Energy Co.	17,347	1,391,056
NiSource, Inc.	29,748	580,383
PG&E Corp.	47,749	2,539,769
Public Service Enterprise Group, Inc.	48,443	1,874,260
SCANA Corp. (a)	13,652	825,809
Sempra Energy	22,603	2,124,908
TECO Energy, Inc.	22,586	601,917
WEC Energy Group, Inc.	30,247	1,551,974
		19,930,956
Total Common Stocks (Cost $818,291,279)		1,726,185,332

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.048%**, 3/31/2016 (b) (Cost $2,214,737)	2,215,000	2,214,065

	Shares	Value ($)

Securities Lending Collateral 9.0%
Daily Assets Fund, 0.36% (c) (d) (Cost $159,769,015)	159,769,015	159,769,015

Cash Equivalents 2.0%
Central Cash Management Fund, 0.25% (c) (Cost $35,411,116)	35,411,116	35,411,116

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,015,686,147)†	109.0	1,923,579,528
Other Assets and Liabilities, Net	(9.0)	(158,214,428)
Net Assets	100.0	1,765,365,100

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,075,626,698. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $847,952,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $942,699,386 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $94,746,556.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $154,867,243, which is 8.8% of net assets.

(b) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2016	348	35,415,960	235,139

Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 1,726,185,332	$ —	$ —	$ 1,726,185,332
Government & Agency Obligation	—	2,214,065	—	2,214,065
Short-Term Investments (e)	195,180,131	—	—	195,180,131
Derivatives (f)
Futures Contracts	235,139	—	—	235,139
Total	$ 1,921,600,602	$ 2,214,065	$ —	$ 1,923,814,667

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $820,506,016) — including $154,867,243 of securities loaned	$ 1,728,399,397
Investment in Daily Assets Fund (cost $159,769,015)*	159,769,015
Investment in Central Cash Management Fund (cost $35,411,116)	35,411,116
Total investments in securities, at value (cost $1,015,686,147)	1,923,579,528
Cash	22,621
Dividends receivable	2,301,490
Interest receivable	26,750
Other assets	27,575
Total assets	1,925,957,964
Liabilities
Payable upon return of securities loaned	159,769,015
Payable for investments purchased	224,973
Payable for variation margin on futures contracts	332,271
Accrued management fee	75,402
Accrued Trustees' fees	23,911
Other accrued expenses and payables	167,292
Total liabilities	160,592,864
Net assets, at value	$ 1,765,365,100

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $125,537)	$ 38,632,804
Interest	1,517
Income distributions — Central Cash Management Fund	32,824
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	291,485
Total income	38,958,630
Expenses: Management fee	926,891
Administration fee	556,135
Custodian fee	53,012
Professional fees	121,425
Reports to shareholders	6,449
Trustees' fees and expenses	66,099
Other	67,338
Total expenses	1,797,349
Net investment income (loss)	37,161,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	80,908,797
Futures	2,458,821
83,367,618
Change in net unrealized appreciation (depreciation) on: Investments	(93,453,464)
Futures	(155,857)
(93,609,321)
Net gain (loss)	(10,241,703)
Net increase (decrease) in net assets resulting from operations	$ 26,919,578

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 37,161,281	$ 37,367,421
Net realized gain (loss)	83,367,618	164,481,451
Change in net unrealized appreciation (depreciation)	(93,609,321)	43,329,767
Net increase (decrease) in net assets resulting from operations	26,919,578	245,178,639
Capital transactions in shares of beneficial interest: Proceeds from capital invested	344,866,466	481,608,117
Value of capital withdrawn	(510,374,213)	(840,626,535)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(165,507,747)	(359,018,418)
Increase (decrease) in net assets	(138,588,169)	(113,839,779)
Net assets at beginning of period	1,903,953,269	2,017,793,048
Net assets at end of period	$ 1,765,365,100	$ 1,903,953,269

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,765	1,904	2,018	2,100	2,101
Ratio of expenses (%)	.10	.10	.10	.09	.10
Ratio of net investment income (%)	2.00	1.95	2.01	2.24	1.99
Portfolio turnover rate (%)	3	2	3[b]	4	3
Total investment return (%)[a]	1.33	13.50	32.14	15.87	2.09

[a] Total investment return for the Portfolio was derived from the performance of the Institutional Class of Deutsche Equity 500 Index Fund.

[b] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated Deutsche feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2015, Deutsche S&P 500 Index Fund and Deutsche Equity 500 Index Fund owned approximately 51% and 49%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Portfolio retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $27,426,000 to $59,827,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2015 presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 235,139
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 2,458,821
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (155,857)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $56,758,187 and $145,826,252, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursments) of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $556,135, of which $45,241 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2015, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $2,396, of which $471 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Deutsche Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Equity 500 Index Portfolio (the "Portfolio") at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2016	PricewaterhouseCoopers LLP

Advisory Agreement Board Considerations and Fee Evaluation

Deutsche S&P 500 Index Fund (the "Fund"), a series of the Deutsche Institutional Funds, invests substantially all of its assets in Deutsche Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), and the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Northern Trust Investments, Inc. ("NTI"), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2015. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Portfolio’s and the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of sub-advisers, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	25159R 700	25159R 809	25159R 882	25159R 874
Fund Number	1001	1201	1301	2301

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche S&P 500 index Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$31,295	$0	$0	$0
2014	$29,955	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2015 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche S&P 500 Index Fund, a series of Deutsche Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2016